================================================================================

                               -----------------
                                 ANNUAL REPORT
                               -----------------
                               December 31, 2001
                               -----------------

                                 The Value Line
                                Cash Fund, Inc.

                                     [LOGO]
                                   ---------
                                   VALUELINE

                                    No-Load
                                     Mutual
                                     Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

For the year ended December 31, 2001, the total return for The Value Line Cash Fund was 3.37%. This was below the average taxable money market fund return of 3.44% for the calendar year 2001, as compiled by Lipper Analytical Services(1). We attribute this under performance to a more conservative approach during the weakening economic and credit environment of the past year. As of 12/31/01, the total net assets of the fund were $416.8 million; and the average number of days to maturity were 22.7.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and others first-tier securities make up the two largest classifications of the portfolio (82.4%). Over the course of the year, we increased our holdings of first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized rating organizations--for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) No investments with ratings below the first-tier level are currently being considered. In evaluating new commercial paper, we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to The Value Line Investment Survey.

The Federal Reserve lowered interest rates eleven times last year, cutting the Federal Funds rate to a forty-year low of 1.75% from the 6.50% level it started the year. This was due to the U.S. economy entering its first recession in a decade. Further rate cuts are possible in the first quarter of this year, but we believe the Federal Reserve is close to the end of this aggressive easing cycle. We expect the economy to make a gradual recovery through the year 2002, as the combination of fiscal stimulus and the monetary stimulus of the past year takes effect. Even with the improving economic environment in the second half of 2002, we think the Federal Reserve will keep rates where they are for most of this year. Please see the accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.

We appreciate your confidence in the Value Line Cash Fund and look forward to serving your investment needs in the future.

                                        Sincerely,


                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        Chairman and President

January 30, 2002

--------------------------------------------------------------------------------
(1) Lipper Money Market Funds invest in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days, and intend to keep a constant NAV. An investment cannot be made in a Peer Group Average.


--------------------------------------------------------------------------------
2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
================================================================================

Economic Observations

The recession, which gripped the nation for much of the past year, appears to be ending. This conclusion is based on a succession of reports showing stabilizing manufacturing levels, continued strength in housing, selective improvement in retailing, and steadily declining unemployment claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be muted and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, now appears to be at the end of its extended monetary easing cycle. We believe the Fed will now pursue a stable monetary course through at least the third quarter of this year, before increased business activity and modestly higher inflation encourage it to begin lifting rates again.


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Schedule of Investments
================================================================================

  Principal                                                                                               Value
   Amount                                                                                Maturity          (in
(in thousands)                                                                Yield+       Date         thousands)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.0%)
   $10,000   Federal Home Loan Banks...................................        2.25      12/27/02        $10,000
    10,000   Federal Home Loan Mortgage Corp. Discount Notes...........        2.38        1/3/02          9,999
    15,000   Federal National Mortgage Association Discount Notes......        3.49        1/3/02         14,997
    10,000   Federal National Mortgage Association Discount Notes......        3.42       1/31/02          9,971
    10,000   Federal National Mortgage Association Discount Notes......        3.32       2/14/02          9,959
    10,000   Student Loan Marketing Association........................        2.14(1)    8/27/04         10,016
    10,000   United States Treasury Bills..............................        1.80       6/13/02          9,919
   -------                                                                                               -------
    75,000   TOTAL U. S. GOVERNMENT AND AGENCY OBLIGATIONS ............                                   74,861
   -------                                                                                               -------

COMMERCIAL PAPER (64.4%)
             AEROSPACE/DEFENSE (2.6%)
    11,000   Executive Jet, Inc. ......................................        2.04       1/18/02         10,989
   -------                                                                                               -------

             AUTO & TRUCK (2.4%)
    10,000   American Honda Finance ...................................        1.80       1/30/02          9,986
   -------                                                                                               -------

             BEVERAGE -- ALCOHOLIC (2.4%)
    10,000   Anheuser Busch Cos.,......................................        1.76       2/13/02          9,979
   -------                                                                                               -------

             BEVERAGE -- SOFT DRINK (5.0%)
    11,000   Coca-Cola Co..............................................        1.97       2/15/02         10,973
    10,000   Coca-Cola Enterprises, Inc................................        1.80       1/24/02          9,989
   -------                                                                                               -------
    21,000                                                                                                20,962
   -------                                                                                               -------

             CHEMICAL -- DIVERSIFIED (2.6%)
    10,540   Minnesota Mining & Manufacturing Co.......................        1.89       1/17/02         10,531
   -------                                                                                               -------

             DRUG (2.4%)
    10,000   Abbott Laboratories, Inc. ................................        1.95       1/02/02          9,999
   -------                                                                                               -------

             ELECTRIC UTILITY -- EAST (2.6%)
    11,000   National Rural Utilities Cooperative Finance Corp.........        2.02       1/11/02         10,994
   -------                                                                                               -------

             FINANCIAL SERVICES (5.0%)
    10,000   Allianz of America Inc. ..................................        1.87       1/30/02          9,985
    11,000   Edison Asset Securities LLC...............................        2.01       1/11/02         10,994
   -------                                                                                               -------
    21,000                                                                                                20,979
   -------                                                                                               -------

             FOOD PROCESSING (2.4%)
    10,000   Nestle Capital Corp. .....................................        1.80       2/28/02          9,971
   -------                                                                                               -------


--------------------------------------------------------------------------------
4

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 2001
================================================================================

  Principal                                                                                              Value
   Amount                                                                                Maturity         (in
(in thousands)                                                                Yield+       Date        thousands)
-----------------------------------------------------------------------------------------------------------------
             INSURANCE -- LIFE (5.0%)
  $ 10,000   Chubb Capital Corp. ......................................        1.85       1/18/02       $  9,991
    11,000   General Re Corp...........................................        2.03       1/25/02         10,985
  --------                                                                                              --------
    21,000                                                                                                20,976
  --------                                                                                              --------

             OILFIELD SERVICES/EQUIPMENT (4.8%)
    10,000   BP America Inc. ..........................................        1.76       3/20/02          9,962
    10,000   ChevronTexaco Corp........................................        1.73       2/07/02          9,982
  --------                                                                                              --------
    20,000                                                                                                19,944
  --------                                                                                              --------

             PUBLISHING (4.8%)
    10,000   Gannett Inc. .............................................        1.75       1/25/02          9,988
    10,000   Washington Post Co........................................        1.80       1/18/02          9,992
  --------                                                                                              --------
    20,000                                                                                                19,980
  --------                                                                                              --------

             RETAIL STORE (7.5%)
    10,000   May Department Stores Co. ................................        1.78       1/18/02          9,992
    11,000   7-Eleven, Inc.............................................        2.00       1/09/02         10,995
    10,000   Walgreen Co. .............................................        1.75       1/15/02          9,993
  --------                                                                                              --------
    31,000                                                                                                30,980
  --------                                                                                              --------

             SECURITIES BROKERAGE (5.3%)
    11,000   Goldman, Sachs Group, Inc. ...............................        2.22       1/23/02         10,985
    11,000   Morgan Stanley Dean Witter & Co. .........................        1.92       1/11/02         10,994
  --------                                                                                              --------
    22,000                                                                                                21,979
  --------                                                                                              --------

             SHOE (2.4%)
    10,000   Nike, Inc. ...............................................        1.77       1/14/02          9,994
  --------                                                                                              --------

             TELECOMMUNICATIONS EQUIPMENT (2.4%)
    10,000   Bellsouth Corp. ..........................................        1.77       1/23/02          9,989
  --------                                                                                              --------

             TELECOMMUNICATIONS SERVICES (2.4%)
    10,000   Verizon Global Funding....................................        2.30        1/7/02          9,996
  --------                                                                                              --------

             TOBACCO (2.4%)
    10,000   Philip Morris Co., Inc. ..................................        1.98       1/31/02          9,984
  --------                                                                                              --------
   268,540   TOTAL COMMERCIAL PAPER ...................................                                  268,212
  --------                                                                                              --------


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Schedule of Investments
================================================================================

  Principal                                                                                              Value
   Amount                                                                                Maturity         (in
(in thousands)                                                                Yield+       Date        thousands)
-----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (3.2%)
  $  7,000   Mississippi Business Financial Corp., Industrial Development
  --------     Revenue Bonds, Series 1994, (Bryan Foods, Inc. Project) Gtd.
               Sara Lee Corp. (Weekly Put.).................................   3.90(1)    1/2/02*       $  7,000
                                                                                                        --------
     6,475   State of Texas, Veterans Housing Assistance, Refunding Bonds,
  --------     Series 1994 A-2, Pledge Pledge (Weekly Put.).................   3.87(1)    1/2/02*          6,475
                                                                                                        --------
    13,475   TOTAL TAXABLE MUNICIPAL SECURITIES ............................                              13,475
  --------                                                                                              --------
  $357,015   TOTAL INVESTMENTS (85.6%) .....................................                            $356,548
  --------   (Amortized Cost $356,548)                                                                  --------


--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 2001
================================================================================

                                                                      Value (in
                                                                      thousands)
  Principal                                                             except
   Amount                                                              per share
(in thousands)                                                          amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.0%)
(including accrued interest)
   $16,800   Collateralized by U.S. Treasury Bonds, $12,452,000
               9 1/4%, due 2/15/16 value $17,236,292
               (with UBS Warburg, LLC, 1.60%, dated 12/31/01,
               due 1/2/02 delivery value of $16,801,493) ...........   $ 16,801
    16,700   Collateralized by U.S. Treasury Bonds, $13,205,000
               8 1/8%, due 8/15/19 value $17,071,589
               (with Morgan Stanley Dean Witter & Co., Inc.
               1.60%, dated 12/31/01, due 1/2/02
               delivery value of $16,701,484) ......................     16,701
    16,700   Collateralized by U.S. Treasury Notes, $16,430,000
               5 1/2%, due 5/15/09 value $17,136,565
               (with State Street Bank & Trust Co.,
               1.62%, dated 12/31/01, due 1/2/02
               delivery value of $16,701,503) ......................     16,702
   -------                                                             --------
   $50,200   TOTAL REPURCHASE AGREEMENTS (12.0%) ...................     50,204
   -------   (Amortized Cost $50,204)                                  --------

             CASH AND OTHER ASSETS IN EXCESS
               OF LIABILITIES (2.4%) ...............................     10,001
                                                                       --------
             NET ASSETS (100.0%) ...................................   $416,753
                                                                       ========

             NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE .........................   $   1.00
                                                                       ========

+ Rate frequency for floating rate notes at December 31, 2001: (1) Weekly. The rate shown on floating rate and discount securities represents the yield at the end of the reporting period.

*     The maturity date shown is the date of the next interest rate change.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2001
================================================================================

                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
   (Amortized cost -- $356,548) ..........................          $ 356,548
Repurchase agreements
   (Cost -- $ 50,204) ....................................             50,204
Cash .....................................................                269
Receivable for capital shares sold .......................              6,306
Receivable for securities sold ...........................              5,000
Interest receivable ......................................                 59
                                                                    ---------
     Total Assets ........................................            418,386
                                                                    ---------

Liabilities:
Payable for capital shares
   repurchased ...........................................              1,236
Accrued expenses:
   Advisory fee ..........................................                143
   Service and distribution plan fee .....................                 92
   Other .................................................                162
                                                                    ---------
     Total Liabilities ...................................              1,633
                                                                    ---------
Net Assets ...............................................          $ 416,753
                                                                    =========

Net Assets:
Capital Stock, at $.10 par value
   (authorized 2 billion shares,
   outstanding 416,804,407 shares) .......................          $  41,680
Additional paid-in capital ...............................            375,125
Accumulated net realized loss
   on investments ........................................                (52)
                                                                    ---------
Net Assets ...............................................          $ 416,753
                                                                    =========

Net Asset Value, Offering and
   Redemption Price, per
   Outstanding Share .....................................          $    1.00
                                                                    =========

Statement of Operations for the
Year Ended December 31, 2001
================================================================================

                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Interest .................................................           $ 16,253
                                                                     --------

Expenses:
Advisory fee .............................................              1,626
Service and distribution plan fee ........................              1,016
Transfer agent fees ......................................                240
Custodian fees ...........................................                 55
Postage ..................................................                 53
Registration and filing fees .............................                 52
Audit and legal fees .....................................                 46
Printing .................................................                 39
Directors' fees and expenses .............................                 23
Other ....................................................                 36
                                                                     --------
     Total Expenses before
       custody credits ...................................              3,186
                                                                     --------
     Less: Custody Credits ...............................                (14)
                                                                     --------
     Net Expenses ........................................              3,172
                                                                     --------
Net Investment Income ....................................           $ 13,081
                                                                     --------
Net Increase in Net Assets
   from Operations .......................................           $ 13,081
                                                                     ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Year Ended December 31, 2001 and 2000
================================================================================

                                                                          2001             2000
                                                                       ----------------------------
                                                                          (Dollars in thousands)
Operations:
   Net investment income .........................................     $    13,081      $    21,475
   Net realized gain on investments ..............................               0                0
                                                                       ----------------------------
   Net increase in net assets from operations ....................          13,081           21,475
                                                                       ----------------------------

Distributions to Shareholders:
   Net investment income .........................................         (13,081)         (21,475)
                                                                       ----------------------------

Capital Share Transactions:
   Net proceeds from sale of shares ..............................       1,698,391        2,403,258
   Net proceeds from reinvestment of dividends ...................          13,081           21,475
                                                                       ----------------------------
                                                                         1,711,472        2,424,733
   Cost of shares repurchased ....................................      (1,673,944)      (2,410,407)
                                                                       ----------------------------
     Net increase in net assets from capital share transactions ..          37,528           14,326
                                                                       ----------------------------
Total Increase in Net Assets .....................................          37,528           14,326

Net Assets:
   Beginning of year .............................................         379,225          364,899
                                                                       ----------------------------
   End of year ...................................................     $   416,753      $   379,225
                                                                       ============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

2. Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.


--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 2001
================================================================================

3. Tax Information

At December 31, 2001 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is approximately $406,752,000. At December 31, 2001, there is no unrealized appreciation or depreciation of investments.

The Fund had a net capital loss carryover at December 31, 2001 of approximately $52,000 which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4. Investment Advisory Contract, Management Fees, and Transactions with
   Affiliates

An advisory fee of $1,626,258 was paid or payable to Value Line, Inc. the Fund's investment adviser, (the "Adviser"), for the year ended December 31, 2001. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940, compensates Value Line Securities, Inc., a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $1,016,411 were paid or payable to the Distributor under this Plan for the year ended December 31, 2001.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 166,900,115 shares of the Fund's capital stock, representing 40.04% of the outstanding shares at December 31, 2001. In addition, certain officers and directors of the Fund owned 12,918,919 shares of the Fund, representing 3.10% of the outstanding shares.


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                            Years ended December 31,
                                                ------------------------------------------------------------------------------
                                                  2001              2000              1999              1998           1997
                                                ------------------------------------------------------------------------------
Net asset value, beginning of year ........     $  1.000          $  1.000          $  1.000          $  1.000       $  1.000
                                                ------------------------------------------------------------------------------

    Net investment income .................        0.034             0.058             0.048             0.051          0.051

    Dividends from net
      investment income ...................       (0.034)           (0.058)           (0.048)           (0.051)        (0.051)
                                                ------------------------------------------------------------------------------
    Change in net asset value .............           --                --                --                --             --
                                                ------------------------------------------------------------------------------
Net asset value, end of year ..............     $  1.000          $  1.000          $  1.000          $  1.000       $  1.000
                                                ==============================================================================
Total return ..............................         3.37%             5.80%             4.82%             5.06%          5.10%
                                                ==============================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands)  ...     $416,753          $379,225          $364,899          $317,311       $303,094
Ratio of expenses to average net assets ...         0.78%(1)          0.67%(1)          0.55%(1)          0.57%          0.59%
Ratio of net investment income
  to average net assets ...................         3.22%             5.64%             4.70%             4.93%          4.97%

(1) Ratio reflects expenses grossed up for custody fees waived and reimbursement.The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .78%, .67% and .52% respectively, for the year ended December 31, 2001, December 31, 2000 and December 31, 1999 .

See Notes to Financial Statements


--------------------------------------------------------------------------------
12

                                                  The Value Line Cash Fund, Inc.

                                               Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 14, 2002


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

================================================================================

MANAGEMENT INFORMATION

The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                               Length of     Other Directorships
Name, Address, and Age     Position            Time Served   Held by Director
--------------------------------------------------------------------------------
Interested Directors*

Jean Bernhard Buttner      Chairman of the     18 years      Value Line, Inc.
Age 67                     Board of Directors
                           and President

Principal Occupation During the Past 5 Years:

Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing, Inc. Chairman and President of each of the 15 Value Line Funds and Value Line Securities, Inc. (the "Distributor")
--------------------------------------------------------------------------------
Marion N. Ruth             Director            2 years       Value Line, Inc.
5 Outrider Road
Rolling Hills, CA 90274
Age 66

Principal Occupation During the Past 5 Years:

Real Estate Executive: President. Ruth Realty (real estate broker); Director of the Adviser since October 2000.
--------------------------------------------------------------------------------
Non-Interested Directors

John W. Chandler           Director            11 years      None
1611 Cold Spring Rd
Williamstown, MA 01267
Age 78

Principal Occupation During the Past 5 Years:

Consultant, Academic Search Consultation Service, Inc. Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.
--------------------------------------------------------------------------------
Frances T. Newton          Director            2 years       None
4921 Buckingham Drive
Charlotte, NC 28209
Age 60

Principal Occupation During the Past 5 Years:

Customer Support Analyst, Duke Power Company
--------------------------------------------------------------------------------
Francis C. Oakley          Director            2 years       Berkshire Life
54 Scott Hill Road                                           Insurance Company.
Williamstown, MA 01267
Age 70

Principal Occupation During the Past 5 Years:

Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985 - 1994; Chairman (1993 - 1997) of the American Council of Learned Societies; President of the Board of Trustees of the Sterling and Francene Clark Art Institute since 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

                                                  The Value Line Cash Fund, Inc.

================================================================================

                                               Length of     Other Directorships
Name, Address, and Age       Position          Time Served   Held by Director
--------------------------------------------------------------------------------
David H. Porter              Director          5 years       None
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 66

Principal Occupation During the Past 5 Years:

Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987 - 1998.
--------------------------------------------------------------------------------
Paul Craig Roberts           Director          18 years      A. Schulman Inc.
169 Pompano St.                                              (plastics).
Panama City Beach, FL 32413
Age 62

Principal Occupation During the Past 5 Years:

Chairman, Institute for Political Economy.
--------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director          6 years       None
1409 Beaumont Drive
Gladwyne, PA 19035
Age 52

Principal Occupation During the Past 5 Years:

Senior Financial Advisor, Hawthorne, since January 2001; Chairman, Radcliffe College Board of Trustees, 1990-1999.
--------------------------------------------------------------------------------
Officers

Bradley T. Brooks            Vice President    1 year        --
Age 39

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser since 1999; Securities Analyst with the Adviser 1997-1999; Fixed-Income Trader, HSBC Securities, Inc., 1989-1994.
--------------------------------------------------------------------------------
Charles Heebner              Vice President    11 years      --
Age 65

Principal Occupation During the Past 5 Years:

Senior Portfolio Manager with the Adviser.
--------------------------------------------------------------------------------
David T. Henigson            Vice President,   7 years       --
Age 44                       Secretary
                             and Treasurer

Principal Occupation During the Past 5 Years:

Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Treasurer of each of the 15 Value Line Funds.
--------------------------------------------------------------------------------

*Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.

                         The Value Line Family of Funds
================================================================================

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio. The Fund may be subject to state and local taxes and the Alternative Minimum tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818,24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bradley T. Brooks
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An investment in The Value Line Cash Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          520522